UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 29, 2004

                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)

     Texas                   000-22915                  76-0415919
(State or other             (Commission             (I.R.S. Employer
jurisdiction of             File Number)           Identification No.)
 incorporation)

              14701 St. Mary's Lane
                  Suite 800
                Houston, Texas                             77079
             (Address of principal                      (Zip code)
               executive offices)



       Registrant's telephone number, including area code: (281) 496-1352

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

     On October 29, 2004, Carrizo Oil & Gas, Inc., a Texas corporation (the "Company" or "we"), entered into a Note Purchase Agreement (the "Purchase Agreement") with PCRL Investments L.P. (the "Purchaser"). Pursuant to the Purchase Agreement, the Company may issue up to $28 million aggregate principal amount of its 10% Senior Subordinated Secured Notes due 2008 (the "Notes") for a purchase price equal to 90% of the principal amount of the Notes then issued. On October 29, 2004, the Purchaser purchased $18 million aggregate principal amount of the Notes for a purchase price of $16.2 million. Subject to the satisfaction of certain conditions, the Company has an option to issue up to an additional $10 million aggregate principal amount of the Notes to the Purchaser before October 29, 2006.

     The Notes are secured by a second lien on substantially all of our current proved producing reserves and non-reserve assets, guaranteed by our subsidiary, and subordinated to our obligations under our Senior Credit Facility (as defined below). The Notes bear interest at 10% per annum, payable quarterly on the 5th day of March, June, September and December of each year beginning March 5, 2005. The principal on the Notes is due December 15, 2008, and we have the option to prepay the Notes at any time. The Notes include an option that allows us to pay-in-kind 50% of the interest due until June 5, 2007 by increasing the principal due by a like amount. Subject to certain conditions, we have the option to pay the interest on and principal of (at maturity or upon prepayment) the Notes with our common stock, as long as the Purchaser would not hold more than 9.99% of the number of shares of our common stock outstanding immediately after giving effect to such payment. The value of such shares issued as payment on the Notes is determined based on 90% of the volume weighted average trading price during a specified period of days beginning with the date of the payment notice and ending before the payment date. The Company's issuance costs related to the transaction were estimated to be $600,000.

     As contemplated by the Purchase Agreement, the Company also entered into a Registration Rights Agreement with the Purchaser (the "Registration Rights Agreement"). In the event we choose to issue to shares of our common stock as payment of interest on or the principal of the Notes, the Registration Rights Agreement provides registration rights with respect to such shares. We are generally required to file a resale shelf registration statement to register the resale of such shares under the Securities Act of 1933 (the "Securities Act") if such shares are not freely tradable under Rule 144(k) under the Securities Act. We are subject to certain covenants under the terms of the Registration Rights Agreement, including the requirement that the registration statement be kept effective for resale of shares subject to certain "blackout periods," when sales may not be made. In certain circumstances, including those relating to (1) delisting of our common stock, (2) blackout periods in excess of a maximum length of time, (3) certain failures to make timely periodic filings with the Securities and Exchange Commission, or (4) certain delays or failures to deliver stock certificates, we may be required to repurchase common stock issued as payment on the Notes and, in certain of these circumstances, to pay damages based on the market value of our common stock. In certain situations, we are required to indemnify the holders of registration rights under the Registration Rights Agreement, including, without limitation, for liabilities under the Securities Act.

     The Purchase Agreement includes certain representations, warranties and covenants by the parties thereto. We are subject to certain covenants under the terms of the Purchase Agreement, including, without limitation, the maintenance of the following financial covenants: (1) a maximum total recourse debt to EBITDA ratio of not more than 3.50 to 1.0, (2) a minimum EBITDA to interest expense ratio of 2.50 to 1.0, and (3) as of April 30, 2005, a minimum tangible net worth of $12.5 million in excess of the tangible net worth of the Company as of September 30, 2004. Upon a change of control, any holders of the Notes may require us to repurchase such holders' Notes at a price equal to then outstanding principal amount of such Notes, together with all interest accrued on such Notes through the date of repurchase. The Purchase Agreement also places restrictions on additional indebtedness, dividends to stockholders, liens, investments, mergers, acquisitions, asset dispositions, asset pledges and mortgages, repurchase or redemption for cash of our common stock, speculative commodity transactions and other matters.

     In connection with the Purchase Agreement, we amended our senior credit facility, which provides us with a revolving line of credit of up to $75.0 million and a term loan facility of up to $25.0 million (the "Senior Credit Facility"), pursuant to the First Amendment to the Amended and Restated Credit Agreement dated as of October 29, 2004 among the Company, Hibernia National Bank and Union Bank of California, N.A. (the "Credit Facility Amendment"). Such amendment includes without limitation: (1) an adjustment to the covenant regarding maintenance of a minimum shareholders' equity, including such that the minimum on and after April 30, 2005 is $112.5 million, (2) the addition of a new covenant requiring maintenance of a minimum EBITDA to interest expense ratio of
2.60 to 1.0, and (3) the addition of other provisions and a consent which allow for the indebtedness incurred under the Notes.

     Also in connection with the Purchase Agreement, we amended the Securities Purchase Agreement dated December 15, 1999, which governs the terms of our 9% Senior Subordinated Notes due 2007 (the "Subordinated Notes"), pursuant to the Second Amendment to the Securities Purchase Agreement dated October 29, 2004 among the Company and an affiliate of the Purchaser (the "Subordinated Notes Agreement Amendment"), who is the holder of our outstanding Subordinated Notes. Such amendment includes without limitation: (1) an adjustment to the prepayment premium, (2) the addition of a provision that permits repurchase of our common stock as required by the Registration Rights Agreement, and (3) the addition of provisions which allow for the indebtedness incurred under the Notes.

     The  foregoing  descriptions  of the  Purchase  Agreement,  the Notes,  the
Registration Rights Agreement, the Credit Facility Amendment, and the Subordinated Notes Agreement Amendment are not complete and are qualified by reference to the complete documents which are attached hereto as exhibits and incorporated herein by reference.

Item 2.02         Results of Operations and Financial Condition.

     Our press release dated November 3, 2004 announcing production, prices and other operational results of the Company for the third quarter of 2004, furnished as Exhibit 99.1 to this report, is incorporated by reference herein.

     None of the information furnished in Item 2.02 and the accompanying exhibit will be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Carrizo Oil & Gas under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 2.03         Creation of a Direct Financial Obligation.

     On October 29, 2004, we entered into a Note Purchase Agreement and consummated related transactions, as described under Item 1.01 above.

Item 9.01.        Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit Number                                 Description
10.1                                           Note Purchase  Agreement dated as of October 29, 2004 among
                                               Carrizo Oil & Gas, Inc.,  the Purchasers  named therein and
                                               PCRL Investments L.P., as collateral agent.

10.2                                           Form of 10% Senior Subordinated Secured Note due 2008.

10.3                                           Stock  Pledge and  Security  Agreement  dated as of October
                                               29,  2004 by  Carrizo  Oil & Gas,  Inc.  in  favor  of PCRL
                                               Investments L.P., as collateral agent.

10.4                                           Commercial  Guaranty  dated as of October 29, 2004 by CCBM,
                                               Inc. in favor of PCRL Investments
                                               L.P., guarantying the
                                               indebtedness of Carrizo Oil &
                                               Gas, Inc.

10.5                                           Registration  Rights Agreement dated as of October 29, 2004 among  Carrizo  Oil & Gas,  Inc.  and the  Investors  named therein.

10.6                                           First  Amendment  to Second  Amended  and  Restated  Credit
                                               Agreement dated as of


                                               October 29, 2004  among  Carrizo  Oil  &  Gas, Inc.,  CCBM,
                                               Inc.,   Hibernia   National   Bank   and   Union   Bank  of
                                               California, N.A..

10.7                                           Second Amendment to Securities  Purchase Agreement dated as of October 29, 2004 among  Carrizo Oil & Gas,  Inc. and the
                                               Investors named therein.

99.1                                           Press  Release,  dated  November 3, 2004,  Announcing  Term
                                               Loan  Financing and  Operational  Results for Third Quarter
                                               2004.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CARRIZO OIL & GAS, INC.




                                      By: /s/ Paul F. Boling
                                          ------------------
                                      Name:  Paul F. Boling
                                      Title: Vice President and
                                             Chief Financial Officer


Date:  November 3, 2004

                                INDEX TO EXHIBITS


Exhibit Number                                 Description
10.1                                           Note Purchase  Agreement dated as of October 29, 2004 among
                                               Carrizo Oil & Gas, Inc.,  the Purchasers  named therein and
                                               PCRL Investments L.P., as collateral agent.

10.2                                           Form of 10% Senior Subordinated Secured Note due 2008.

10.3                                           Stock  Pledge and  Security  Agreement  dated as of October
                                               29,  2004 by  Carrizo  Oil & Gas,  Inc.  in  favor  of PCRL
                                               Investments L.P., as collateral agent.

10.4                                           Commercial  Guaranty  dated as of October 29, 2004 by CCBM,
                                               Inc. in favor of PCRL Investments
                                               L.P., guarantying the
                                               indebtedness of Carrizo Oil &
                                               Gas, Inc.

10.5                                           Registration  Rights Agreement dated as of October 29, 2004 among  Carrizo  Oil & Gas,  Inc.  and the  Investors  named therein.

10.6                                           First  Amendment  to Second  Amended  and  Restated  Credit
                                               Agreement dated as of October 29,  2004 among Carrizo Oil &
                                               Gas, Inc.,  CCBM,  Inc.,  Hibernia  National Bank and Union
                                               Bank of California, N.A..

10.7                                           Second Amendment to Securities  Purchase Agreement dated as of October 29, 2004 among  Carrizo Oil & Gas,  Inc. and the
                                               Investors named therein.

99.1                                           Press  Release,  dated  November 3, 2004,  Announcing  Term
                                               Loan  Financing and  Operational  Results for Third Quarter
                                               2004.